UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10481

Cohen & Steers Quality Income Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $4.27 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $4.04. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Quality Income Realty Fund at Market Value[a]	14.70%
Cohen & Steers Quality Income Realty Fund at Net Asset Value[a]	–14.21%
FTSE NAREIT Equity REIT Index[b]	–12.21%
S&P 500 Index[b]	3.16%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	–6.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares and borrowings under a credit agreement.

Investment Review

U.S. real estate securities declined in the six-month period, although they were subject to strong swings in sentiment and performance. REITs entered 2009 with positive momentum from December's rally but quickly sold off as concerns about the economy and banking system took a disproportionate toll on the asset class. The new administration's proposed stimulus package failed to ignite markets when details suggested that the spending would occur slowly. Economic news remained negative.

Property stocks continued their downward trend in February as investors reacted unfavorably to the proposed budget and the lack of specifics on how the government would address the banking crisis. In this environment, real a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

estate securities were positively correlated with troubled financial institutions. Although volatility remained high, conditions for REITs improved in March with greater clarity on the path the U.S. government was taking to improve the equity and liquidity of the financial system. Citigroup jump-started a broad market rally on March 9 when it announced that it expected to be profitable for the first two months of 2009.

Recapitalization comes to the United States

In late March, mall owner Simon Property Group and warehouse operator AMB Property recapitalized, raising $1.2 billion and $500 million, respectively, in the capital markets to strengthen their balance sheets and meet debt maturities. The capital raisings, which followed the earlier success of Australian and U.K. property companies, reassured investors that REITs would survive the current economic downturn and, in a growing number of instances, thrive. In total, U.S. REITs raised $16.8 billion between March and June. Cohen & Steers was instrumental in several capital raisings, and was a cornerstone investor in many of them.

The second quarter saw a continued rally in the broad equity markets but with a distinct acceleration and outperformance by real estate securities (REITs rose 28.9% in the quarter, compared with a total return of 15.9% for the S&P 500 Index). Re-equitization lifted property shares and also encouraged the REIT unsecured bond market; spreads tightened and the market reopened as an additional capital source. Investors were undeterred by General Growth Properties' bankruptcy. The former blue-chip REIT filed for Chapter 11 on April 16 and the market rose. The company's plight had been telegraphed for months. We did not have a position in the company during the period.

REIT performance leveled off from April's blistering pace, although the stream of recapitalizations continued. While earlier capital raisings focused on strengthening balance sheets and meeting debt maturities, some of the more recent activity was undertaken with an eye toward distressed acquisition opportunities, notably Simon, which raised an additional $1.7 billion for that stated purpose.

REIT preferred securities had gains

Real estate preferred securities also bounced off multi-year lows in early March, likewise spurred by signs of economic stabilization and recapitalizations. The group finished the period in positive territory, with a total return of +14.8% for the six months, as measured by the Merrill Lynch REIT Preferred Index. REIT preferreds were under heavy selling pressure in late 2008, in part due to tax-related selling, and did not fall as much as REIT common shares in the first quarter of 2009.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. While leverage can increase total return in rising markets, it can have the opposite effect in declining markets. In the first quarter, leverage magnified the Fund's negative return, while in the second quarter—when many markets and asset classes rose sharply—it boosted the Fund's significant over-performance. However, for the full six months, leverage detracted from total return.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

In terms of security and sector attribution, the Fund's underperformance to its NAREIT benchmark was attributable in part to stock selection in regional mall REITs (the sector returned +0.4% within the index), where we were underweight a REIT that saw a significant increase following its recapitalization. Our underweight in hotel REITs (+7.9%) also hindered relative return; the Fund did not fully participate in the share price appreciation of several hotel companies that recapitalized in the second quarter. We had been underweight hotel REITs because their short-term leases are vulnerable to economic downturns, and cut-backs in business and leisure travel. Stock selection in apartment REITs (–13.8%) also dampened returns.

The Fund's allocation to REIT preferred securities (which are not included in the NAREIT index) posted strong returns in both absolute terms and compared with the broad REIT preferred market. Our underweight in troubled shopping center REITs (–24.2%) also contributed to performance, as did our stock selection in the health care sector (–12.6%).

The Fund's market price had a positive return in the period, rising 14.7%. This reflected a general trend of a narrowing in closed-end funds' discounts to their underlying net asset values. Discounts for most funds reached historically wide levels in 2008, but narrowed considerably in the first half of 2009.

Investment Outlook

We are closely monitoring the flow of economic data, and it is our view that the economy will surprise to the upside later this year, possibly in the fourth quarter, and follow through into 2010.

REIT capital raisings will likely resume again later this year after June's pause, as companies continue to take advantage of a receptive market. We had expected to see increased instances of distressed selling at this point in the deleveraging cycle, but the greater access to capital has given private property owners and their lenders time to explore alternatives. We continue to believe that phase will come, and that companies with the balance sheet capacity will be in a position to play offense when these buying opportunities present themselves. As such, these companies and those fundamentally positioned for a better-than-expected recovery remain our primary focus.

Although it is our view that REIT preferreds can rise from current levels in six to 12 months, while providing attractive income along the way, we expect to see periods of price volatility as investors react to economic and corporate earnings news. Believing that a full recovery in preferreds could be slow, we favor a high income component in the total return equation.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes a combination of auction market preferred shares (AMPS) and borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2009, leverage represented 44% of the Fund's managed assets, with AMPS and borrowings each representing 24% and 20%, respectively.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that AMPS have variable dividend rates and borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2009, we have fixed the rate on 60% of our borrowings at an average interest rate of 3.5% for an average remaining period of 4.0 years (when we first entered into the swaps, the average term was 5.4 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44%
% Fixed Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60%
% Variable Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40%
Weighted Average Rate on Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.5%
Weighted Average Term on Swaps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4.0 years
Current Rate on AMPS[b] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.4%
Current Rate on Debt[c] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.4%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2009. Information subject to change.

b  See Note 5 in Notes to Financial Statements.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

JUNE 30, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$22,401,982	7.5%
Vornado Realty Trust	14,372,900	4.8
Boston Properties	12,378,150	4.2
HCP	10,635,282	3.6
Host Hotels & Resorts	9,167,057	3.1
Public Storage	8,595,756	2.9
Equity Residential	8,134,112	2.7
ProLogis	7,953,398	2.7
Liberty Property Trust	6,414,958	2.2
Mack-Cali Realty Corp.	6,123,966	2.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	122.7%
DIVERSIFIED	10.3%
Brookfield Properties Corp.		180,900	$1,441,773
Vornado Realty Trust		319,185	14,372,900
Washington REIT[a]		68,900	1,541,293
			17,355,966
HEALTH CARE	18.2%
Brookdale Senior Living		177,500	1,728,850
Cogdell Spencer[a]		214,830	921,621
HCP		501,901	10,635,282
Health Care REIT[a]		139,287	4,749,686
LTC Properties[a]		68,619	1,403,258
Nationwide Health Properties[a]		103,124	2,654,412
Omega Healthcare Investors[a]		187,313	2,907,098
Ventas[a]		182,794	5,458,229
			30,458,436
HOTEL	5.5%
Host Hotels & Resorts		1,092,617	9,167,057
INDUSTRIAL	8.0%
AMB Property Corp.		255,229	4,800,858
EastGroup Properties[a]		22,392	739,384
ProLogis		986,774	7,953,398
			13,493,640
MORTGAGE	1.8%
Chimera Investment Corp.[a]		396,400	1,383,436
MFA Financial[a]		230,700	1,596,444
			2,979,880

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE	23.7%
BioMed Realty Trust		308,151	$3,152,385
Boston Properties[b]		259,500	12,378,150
Brandywine Realty Trust		299,462	2,230,992
Highwoods Properties		149,962	3,354,650
Kilroy Realty Corp.[a]		185,087	3,801,687
Liberty Property Trust[a]		278,427	6,414,958
Mack-Cali Realty Corp.		268,595	6,123,966
SL Green Realty Corp.		96,912	2,223,161
			39,679,949
OFFICE/INDUSTRIAL	0.9%
PS Business Parks[a]		31,600	1,530,704
RESIDENTIAL	18.2%
APARTMENT	16.9%
American Campus Communities[a]		138,409	3,069,912
Apartment Investment & Management Co.		322,140	2,850,939
AvalonBay Communities[a]		64,055	3,583,237
Camden Property Trust		79,100	2,183,160
Education Realty Trust		366,555	1,572,521
Equity Residential[b]		365,907	8,134,112
Home Properties[a]		91,185	3,109,408
UDR		375,409	3,877,975
			28,381,264
MANUFACTURED HOME	1.3%
Equity Lifestyle Properties		59,200	2,201,056
TOTAL RESIDENTIAL			30,582,320
SELF STORAGE	8.2%
Extra Space Storage[a]		92,616	773,344
Public Storage[a]		131,273	8,595,756
Sovran Self Storage[a]		117,795	2,897,757
U-Store-It Trust		321,700	1,576,330
			13,843,187

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	27.9%
COMMUNITY CENTER	12.2%
Federal Realty Investment Trust[a]		72,683	$3,744,628
Inland Real Estate Corp.[a]		202,900	1,420,300
Kimco Realty Corp.		445,501	4,477,285
Regency Centers Corp.		135,355	4,725,243
Urstadt Biddle Properties—Class Aa		88,063	1,239,927
Weingarten Realty Investors		330,235	4,791,710
			20,399,093
FREE STANDING	0.5%
National Retail Properties[a]		48,503	841,527
REGIONAL MALL	15.2%
CBL & Associates Properties		143,289	772,328
Macerich Co.		131,231	2,310,978
Simon Property Group		435,582	22,401,982
			25,485,288
TOTAL SHOPPING CENTER			46,725,908
TOTAL COMMON STOCK (Identified cost—$244,496,514)			205,817,047
PREFERRED SECURITIES—$25 PAR VALUE	46.4%
DIVERSIFIED	6.1%
Duke Realty Corp., 6.95%, Series Ma		100,000	1,372,000
Duke Realty Corp., 7.25%, Series Na		91,000	1,317,680
Duke Realty Corp., 8.375%, Series Oa		43,300	760,348
Entertainment Properties Trust, 7.75%, Series Ba		70,000	1,036,000
Lexington Realty Trust, 7.55%, Series Da		207,500	2,469,250
Vornado Realty Trust, 6.625%, Series Ga		110,000	2,018,500
Vornado Realty Trust, 6.625%, Series Ia		65,000	1,200,550
			10,174,328

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
HEALTH CARE	3.8%
HCP, 7.10%, Series Fa		67,700	$1,269,375
Health Care REIT, 7.625%, Series Fa		197,600	4,258,280
Omega Healthcare Investors, 8.375%, Series Da		40,000	860,000
			6,387,655
HOTEL	4.2%
Hospitality Properties Trust, 7.00%, Series Ca		230,000	3,565,000
LaSalle Hotel Properties, 7.25%, Series Ga		170,000	2,660,500
Sunstone Hotel Investors, 8.00%, Series Aa		56,150	845,057
			7,070,557
OFFICE	7.3%
BioMed Realty Trust, 7.375%, Series Aa		266,500	4,642,430
Brandywine Realty Trust, 7.375%, Series Da		30,000	483,000
Corporate Office Properties Trust, 7.625%, Series Ja		182,600	3,679,390
Cousins Properties, 7.50%, Series Ba		98,500	1,450,905
HRPT Properties Trust, 8.75%, Series Ba		49,991	895,839
Kilroy Realty Corp., 7.50%, Series Fa		55,500	1,018,425
			12,169,989
OFFICE/INDUSTRIAL	1.0%
PS Business Parks, 6.70%, Series Pa		100,401	1,762,038
RESIDENTIAL—APARTMENT	6.4%
Apartment Investment & Management Co., 7.75%, Series Ua		319,750	5,343,022
Apartment Investment & Management Co., 8.00%, Series Va		50,000	875,000
Mid-America Apartment Communities, 8.30%, Series Ha		135,275	3,084,270
UDR, 6.75%, Series Ga		84,600	1,522,800
			10,825,092
SELF STORAGE	6.6%
Public Storage, 6.95%, Series Ha		200,000	4,144,000
Public Storage, 7.25%, Series Ia		8,457	182,840
Public Storage, 6.75%, Series La		140,000	2,814,000
Public Storage, 6.625%, Series Ma		200,000	3,994,000
			11,134,840

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	9.4%
COMMUNITY CENTER	4.3%
Kimco Realty Corp., 7.75%, Series Ga		124,200	$2,564,730
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)[a,c]		24,000	2,088,120
Weingarten Realty Investors, 6.50%, Series Fa		160,049	2,501,566
			7,154,416
FREE STANDING	3.1%
National Retail Properties, 7.375%, Series Ca		85,600	1,712,000
Realty Income Corp., 6.75%, Series Ea		166,350	3,506,658
			5,218,658
REGIONAL MALL	2.0%
CBL & Associates Properties, 7.375%, Series Da		190,000	2,593,500
Simon Property Group, 8.375%, Series J ($50 par value)[a]		14,000	731,080
			3,324,580
TOTAL SHOPPING CENTER			15,697,654
SPECIALTY	1.6%
Digital Realty Trust, 8.50%, Series Aa		122,000	2,684,000
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$106,490,216)			77,906,153
PREFERRED SECURITIES—CAPITAL SECURITIES	2.3%
BANK	0.7%
PNC Preferred Funding Trust I, 8.70%, due 12/31/49, 144Ad		1,400,000	1,150,726
INSURANCE—PROPERTY CASUALTY	1.6%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ad		2,000,000	1,122,032
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ad		2,000,000	1,442,410
			2,564,442
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$5,325,771)			3,715,168

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Principal Amount		Value
CORPORATE BONDS	1.8%
REAL ESTATE—INDUSTRIAL
ProLogis, 5.625%, due 11/15/15[a]			$1,500,000	$1,190,859
ProLogis International, 5.875%, due 10/23/14[e]		EUR	2,000,000	1,851,762
TOTAL CORPORATE BONDS (Identified cost—$2,800,385)				3,042,621
		Number of Shares
SHORT-TERM INVESTMENTS	4.8%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[f]			5,204,341	5,204,341
Federated U.S. Treasury Cash Reserves Fund, 0.00%[f]			1,500,000	1,500,000
Fidelity Institutional Money Market Treasury Only Fund, 0.13%[f]			1,300,000	1,300,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,004,341)				8,004,341

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Value
TOTAL INVESTMENTS (Identified cost—$367,117,227)	178.0%	$298,485,330
LIABILITIES IN EXCESS OF OTHER ASSETS	(35.1)%	(58,931,171)
LIQUIDATION VALUE OF PREFERRED SHARES	(42.9)%	(71,825,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $4.27 per share based on 39,237,634 shares of common stock outstanding)	100.0%	$167,729,159

Glossary of Portfolio Abbreviations

EUR  Euro

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the Fund.

a  A portion or all of the security is pledged in connection with the revolving credit agreement: $143,302,844 has been pledged as collateral.

b  A portion of the security is segregated as collateral for interest rate swap transactions: $15,016,500 has been segregated as collateral.

c  Illiquid security. Aggregate holdings equal 1.2% of net assets applicable to common shares of the Fund.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.2% of net assets applicable to common shares of the Fund.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.1% of net assets applicable to common shares of the Fund.

f  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

Interest rate swaps outstanding at June 30, 2009 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$35,000,000	3.430%	0.315%	November 22, 2012	$(1,442,047)
UBS AG	$13,000,000	3.639%	0.318%	April 17, 2013	(616,960)
UBS AG	$30,000,000	3.615%	0.307%	February 28, 2014	(1,211,854)
					$(3,270,861)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2009.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$367,117,227)	$298,485,330
Cash	44,969
Receivable for:
Dividends and interest	1,853,177
Investment securities sold	1,049,043
Other assets	70,794
Total Assets	301,503,313
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	3,270,861
Payable for:
Revolving credit agreement	57,500,000
Investment securities purchased	507,041
Dividends declared on common shares	317,420
Investment management fees	174,768
Dividends declared on preferred shares	11,414
Administration fees	4,923
Interest expense	4,340
Directors' fees	1,894
Other liabilities	156,493
Total Liabilities	61,949,154
LIQUIDATION VALUE OF PREFERRED SHARES	71,825,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$167,729,159
NET ASSETS consist of:
Paid-in-capital	$402,000,659
Dividends in excess of net investment income	(4,516,789)
Accumulated net realized loss	(157,851,111)
Net unrealized depreciation	(71,903,600)
$167,729,159
NET ASSET VALUE PER COMMON SHARE:
($167,729,159 ÷ 39,237,634 shares outstanding)	$4.27
MARKET PRICE PER COMMON SHARE	$4.04
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(5.39)%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income	$6,490,036
Interest income	496,097
Total Income	6,986,133
Expenses:
Line of credit fees	1,481,078
Investment management fees	1,147,300
Interest expense	197,700
Preferred remarketing fee	91,778
Professional fees	81,817
Shareholder reporting expenses	75,270
Administration fees	72,778
Custodian fees and expenses	59,792
Registration and filing fees	27,315
Directors' fees and expenses	25,702
Transfer agent fees and expenses	11,689
Miscellaneous	60,290
Total Expenses	3,332,509
Reduction of Expenses (See Note 2)	(188,967)
Net Expenses	3,143,542
Net Investment Income	3,842,591
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(57,505,484)
Options	455,797
Foreign currency transactions	11,130
Interest rate swap transactions	(2,920,341)
Net realized loss	(59,958,898)
Net change in unrealized depreciation on:
Investments	18,496,357
Foreign currency translations	3,042
Interest rate swap transactions	3,454,205
Net change in unrealized depreciation	21,953,604
Net realized and unrealized loss	(38,005,294)
Net Decrease in Net Assets Resulting from Operations	(34,162,703)
Less Dividends to Preferred Shareholders	(185,999)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(34,348,702)

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$3,842,591	$33,718,761
Net realized loss	(59,958,898)	(100,378,814)
Net change in unrealized appreciation (depreciation)	21,953,604	(253,513,091)
Net decrease in net assets resulting from operations	(34,162,703)	(320,173,144)
Less dividends and distributions to preferred shareholders from net investment income	(185,999)	(12,945,053)
Net decrease in net assets from operations applicable to common shares	(34,348,702)	(333,118,197)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(8,828,468)	(13,480,736)
Tax return of capital	—	(56,886,279)
Total dividends and distributions to common shareholders	(8,828,468)	(70,367,015)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	—	5,268,051
Total decrease in net assets applicable to common shares	(43,177,170)	(398,217,161)
Net Assets Applicable to Common Shares:
Beginning of period	210,906,329	609,123,490
End of period[a]	$167,729,159	$210,906,329

a  Includes dividends in excess of net investment income and undistributed net investment income of $4,516,789 and $655,087, respectively.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2009 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(34,162,703)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(135,354,581)
Net purchases, sales and maturities of short-term investments	11,190,427
Net amortization/accretion of premium (discount)	(64,011)
Tax adjustments	4,596,370
Proceeds from sales and maturities of long-term investments	127,077,539
Decrease in interest receivable, receivable for investment securities sold and other assets	2,367,010
Net decrease in payable for investment securities purchased, accrued expenses and other payables	(1,416,114)
Net change in unrealized appreciation on investments	(18,496,357)
Net change in unrealized appreciation on interest rate swaps	(3,454,205)
Net realized loss from investments	57,505,484
Cash provided by operating activities	9,788,859
Cash Flows from Financing Activities:
Net decrease in preferred shares outstanding	(49,000,000)
Net increase in payable for revolving credit agreement	48,500,000
Distributions paid on preferred shares	(185,999)
Distributions paid on common shares	(8,828,468)
Decrease in payable to common shareholders	(182,076)
Decrease in payable to preferred shareholders	(47,347)
Cash used for financing activities	(9,743,890)
Increase in cash	44,969
Cash at beginning of period (including foreign currency)	0
Cash at end of period (including foreign currency)	$44,969

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	2005	2004
Net asset value per common share, beginning of period	$5.38	$15.66	$25.61	$21.38	$22.50	$18.43
Income from investment operations:
Net investment income	0.09	0.77	1.06	1.10	0.82	0.79
Net realized and unrealized gain (loss)	(0.97)	(8.92)	(7.22)	7.48	1.13	4.90
Total income (loss) from investment operations	(0.88)	(8.15)	(6.16)	8.58	1.95	5.69
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.00)[a]	(0.33)	(0.22)	(0.17)	(0.12)	(0.09)
Net realized gain	—	—	(0.38)	(0.37)	(0.25)	(0.05)
Total dividends and distributions to preferred shareholders	(0.00)[a]	(0.33)	(0.60)	(0.54)	(0.37)	(0.14)
Total from investment operations applicable to common shares	(0.88)	(8.48)	(6.76)	8.04	1.58	5.55
Less: Preferred share offering cost adjustment	—	—	—	—	0.00 [a]	0.00 [a]
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	—	(0.03)
Total offering costs	—	—	—	—	0.00 [a]	(0.03)
Anti-dilutive effect from the issuance of reinvested common shares	—	0.00 [a]	0.00 [a]	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.23)	(0.34)	(0.89)	(0.95)	(0.72)	(0.72)
Net realized gain	—	—	(1.53)	(2.30)	(1.39)	(0.38)
Tax return of capital	—	(1.46)	(0.77)	(0.56)	(0.59)	(0.35)
Total dividends and distributions to common shareholders	(0.23)	(1.80)	(3.19)	(3.81)	(2.70)	(1.45)
Net increase (decrease) in net asset value per common share	(1.11)	(10.28)	(9.95)	4.23	(1.12)	4.07
Net asset value, per common share, end of period	$4.27	$5.38	$15.66	$25.61	$21.38	$22.50
Market value, per common share, end of period	$4.04	$3.80	$14.52	$24.74	$19.24	$20.62
Net asset value total return[b]	–14.21%[c]	–58.62%[d]	–27.49%	39.55%	8.27%	32.15%
Market value return[b]	14.70%[c]	–68.42%[d]	–30.40%	49.81%	6.32%	25.05%

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2009	2008	2007	2006	2005	2004
Net assets applicable to common shares, end of period (in millions)	$167.7	$210.9	$609.1	$995.3	$830.9	$874.2
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e]	4.48%[f]	2.11%	1.52%	1.47%	1.54%	1.51%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e]	4.22%[f]	1.76%	1.14%	1.00%	1.06%	1.04%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[e]	3.96%[f]	1.72%	—	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e]	4.91%[f]	6.36%	3.73%	4.06%	3.71%	4.74%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e]	5.16%[f]	6.71%	4.12%	4.53%	4.19%	5.20%
Ratio of expenses to average daily managed assets (before expense reduction)[e,g]	2.47%[f]	1.20%	1.02%	1.01%	1.02%	1.03%
Ratio of expenses to average daily managed assets (net of expense reduction)[e,g]	2.33%[f]	1.00%	0.76%	0.69%	0.70%	0.71%
Portfolio turnover rate	48%[c]	23%	26%	18%	11%	3%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	$71,825	$120,825	$434,000	$434,000	$434,000	$434,000
Total shares outstanding (in 000's)	3	5	17	17	17	17
Asset coverage ratio for revolving credit agreement	517%	3,786%	—	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$5,166	$37,859	—	—	—	—
Asset coverage ratio for auction market preferred shares[h]	230%	262%	240%	329%	291%	301%
Asset coverage per share for auction market preferred shares[h]	$57,500	$65,500	$60,088	$82,333	$72,863	$75,359
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[i]	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Quality Income Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on August 22, 2001 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$205,817,047	$205,817,047	$—	—
Preferred Securities—$25 Par Value— Shopping Center—Community Center	15,697,654	13,609,534	2,088,120	—
Preferred Securities—$25 Par Value— Other Industries	62,208,499	62,208,499	—	—
Preferred Securities—Capital Securities	3,715,168	—	3,715,168	—
Corporate Bonds	3,042,621	—	3,042,621	—
Money Market Funds	8,004,341	—	8,004,341	—
	$298,485,330	$281,635,080	$16,850,250	—
Other Financial Instruments*	$(3,270,861)	—	$(3,270,861)	—

*  Other financial instruments are interest rate swap contracts.

Included in the table above are $1,851,762 of corporate bonds which were fair valued pursuant to the Fund's fair value procedures. The fair value price considered current day transaction prices, transaction volume and comparability of transaction. The volume and level of activity had not decreased significantly and therefore, the transactions were deemed to be orderly.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write covered call options on an index or a security. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received. Premiums received from writing options which are exercised or are closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of preferred shares and borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the preferred shares and the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the preferred shares and the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivatives Product AG ("MLDP") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA.

At June 30, 2009, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the investment manager considers it likely that a portion of the dividends to common shareholders will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Series M7, Series T, Series TH and Series F preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series M28 and Series W preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares and/or the amount of any loan outstanding.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.14% of average daily managed asset value in 2009, 0.08% of average daily managed asset value in 2010 and 0.02% of average daily managed asset value in 2011.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily managed asset value. For the six months ended June 30, 2009, the Fund incurred $26,995 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $2,067 from the Fund for the six months ended June 30, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $133,432,391 and $127,077,538, respectively.

Transactions in options written during the six months ended June 30, 2009 were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2008	—	$—
Options written	444,679	596,102
Options expired	(442,605)	(381,166)
Options terminated in closing transactions	(1,360)	(168,640)
Options exercised	(714)	(46,296)
Options outstanding at June 30, 2009	—	$—

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$11,257,253
Gross unrealized depreciation	(79,889,150)
Net unrealized depreciation	$(68,631,897)
Cost for federal income tax purposes	$367,117,227

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2008, the Fund had a net capital loss carryforward of $91,551,930, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued 0 and 352,497 shares of common stock, respectively, for the reinvestment of dividends.

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's outstanding common shares ("Share Repurchase Program") through the fiscal year ended December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not effect any repurchases.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the Fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table reflects the preferred shares issued and outstanding in the amount of $71,825,000 as of June 30, 2009, along with the range of dividend rates paid during the six months ended June 30, 2009:

	Value	Range
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 621 shares issued and outstanding)	$15,525,000	0.14	%-1.73%
Auction market preferred shares, Series M28, ($25,000 liquidation value, $0.001 par value, 396 shares issued and outstanding)	$9,900,000	0.38	%-0.77%
Auction market preferred shares, Series T, ($25,000 liquidation value, $0.001 par value, 464 shares issued and outstanding)	$11,600,000	0.12	%-1.73%
Auction market preferred shares, Series W, ($25,000 liquidation value, $0.001 par value, 464 shares issued and outstanding)	$11,600,000	0.44	%-0.68%
Auction market preferred shares, Series TH, ($25,000 liquidation value, $0.001 par value, 464 shares issued and outstanding)	$11,600,000	0.11	%-0.53%
Auction market preferred shares, Series F, ($25,000 liquidation value, $0.001 par value, 464 shares issued and outstanding)	$11,600,000	0.17	%-1.73%

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be 150% of the applicable commercial paper rate.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the Fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so. Due to liquidity concerns in the market, most broker-dealers have decided not to submit bids to purchase AMPS.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the Fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund redeemed $49,000,000 and $313,175,000, respectively, of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. The partial redemption of the preferred shares was made on a pro rata basis across all preferred series. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures.

The redemption amount and details for the six months ended June 30, 2009 are:

Series	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 06/30/09	Total Value 12/31/08	Amount Redeemed	Total Value 06/30/09
M7	1,045	424	621	$26,125,000	$10,600,000	$15,525,000
M28	668	272	396	16,700,000	6,800,000	9,900,000
T	780	316	464	19,500,000	7,900,000	11,600,000
W	780	316	464	19,500,000	7,900,000	11,600,000
TH	780	316	464	19,500,000	7,900,000	11,600,000
F	780	316	464	19,500,000	7,900,000	11,600,000
				$120,825,000	$49,000,000	$71,825,000

The redemption amount and details for the year ended December 31, 2008 are:

Series	Shares Outstanding 12/31/07	Number of Shares Redeemed	Shares Outstanding 12/31/08	Total Value 12/31/07	Amount Redeemed	Total Value 12/31/08
M7	3,760	2,715	1,045	$94,000,000	$67,875,000	$26,125,000
M28	2,400	1,732	668	60,000,000	43,300,000	16,700,000
T	2,800	2,020	780	70,000,000	50,500,000	19,500,000
W	2,800	2,020	780	70,000,000	50,500,000	19,500,000
TH	2,800	2,020	780	70,000,000	50,500,000	19,500,000
F	2,800	2,020	780	70,000,000	50,500,000	19,500,000
				$434,000,000	$313,175,000	$120,825,000

On June 30, 2009 the Fund announced the redemption of the balance of its outstanding preferred shares.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The redemption amount and details are:

Series	Number of Shares Redeemed	Amount Redeemed	Redemption Date
T	464	$11,600,000	July 22, 2009
TH	464	$11,600,000	July 24, 2009
F	464	$11,600,000	July 20, 2009
W	464	$11,600,000	July 24, 2009
M28	396	$9,900,000	July 24, 2009
M7	621	$15,525,000	July 21, 2009

Note 6. Borrowings

On September 23, 2008 the Fund entered into a $250,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). On July 15, 2009 the credit agreement was amended to reduce the maximum commitment to $150,000,000. The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to re-hypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund will receive a portion of the fees earned by BNPP in connection with the re-hypothecation of portfolio securities.

As of June 30, 2009 the Fund has outstanding borrowings of $57,500,000. During the six months ended June 30, 2009, the Fund borrowed an average daily balance of $33,571,141 at a weighted average borrowing cost of 1.44%.

Note 7. Derivative Investments

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the Fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009:

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Swaps	Unrealized appreciation	—	Unrealized depreciation	$3,270,861
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps	Net Realized and Unrealized Gain (Loss)	$(2,290,341)	$3,454,205
Written Options	Net Realized and Unrealized Gain (Loss)	455,797	—
		$(1,834,544)	$3,454,205

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Merger

On June 10, 2009, the Boards of Directors of the Fund and each of Cohen & Steers Premium Income Realty Fund, Inc. ("RPF"), Cohen & Steers Advantage Income Realty Fund, Inc. ("RLF") and Cohen & Steers Worldwide Realty Income Fund, Inc. ("RWF" and collectively with RLF and RPF, the "Acquired Funds") approved a merger, subject to approval by the Fund's shareholders, in which RPF, RLF and RWF would merge with and into the Fund in accordance with Maryland General Corporation Law. If each fund's shareholders approve the mergers, shareholders of RPF, RLF and RWF would become shareholders of the Fund. In connection with the mergers, all of RPF's, RLF's and RWF's assets and liabilities will be combined with the Fund, and each shareholder of RPF, RLF and RWF will receive a number of shares of the Fund in exchange for their shares of RPF, RLF and RWF having an aggregate net asset value equal to the aggregate net asset value of RPF's, RLF's and RWF's shares held as of the close of business of the New York Stock Exchange on the closing date of the mergers. Each merger is subject to approval

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of the shareholders of each of RPF, RLF, RWF and the Fund and shareholders of RPF, RLF and RWF will vote separately on the merger involving their respective fund. Shareholders of the Fund must also approve an amendment to the Fund's charter to increase the number of authorized common shares. Additionally, the merger of RWF with and into the Fund is conditioned on the approval of the merger of RPF with and into the Fund or on the approval of the merger of RLF with and into the Fund. If shareholders approve the mergers and if the shareholders of the Fund approve an increase in the number of authorized common shares, the closing date of the mergers is expected to be on or about December 18, 2009.

If the Fund's shareholders do not approve the amendment to the Fund's charter to increase the number of authorized shares, but the proposals approving the mergers are approved, the Fund will not have sufficient authorized but unissued common shares to issue to all of RPF's, RLF's and RWF's shareholders, and will not be able to consummate all of the mergers. Should this occur, the Funds' Boards of Directors reserve the right to consummate the mergers of only one or two of the Acquired Funds with and into the Fund and will publicly announce prior to the closing date which mergers will be consummated.

Merger related expenses, which will be borne by the Fund, are estimated to be approximately $311,000.

Note 10. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

Note 5 discloses the subsequent AMPS redemptions which were announced on June 30 and Note 6 discloses the subsequent reduction of the Fund's line of credit. With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued), except for those noted above.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Quality Income Realty Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares
	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	34,627,005	1,667,251
Robert H. Steers	34,637,492	1,656,763
C. Edward Ward, Jr.	34,705,253	1,589,002

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (02/28/02)	One Year	Five Years	Since Inception (02/28/02)
–62.23%	–13.19%	–3.62%	–67.51%	–12.38%	–4.75%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and borrowings under a credit agreement.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indicies, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

The Board of Directors, at its June 29, 2009 meeting, approved amendments to certain non-fundamental investment policies of the Fund. The Directors voted to eliminate the requirement to invest at least 90% of its total assets in common stocks (including REIT shares), preferred stocks, and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). Although the Fund, under normal market conditions, will invest at least 80% of its total assets in income producing equity securities issued by high quality REITs, the Directors approved revisions to the definition of high quality, noting that high quality REITs are companies that, in the opinion of the Investment Manager, offer prospects for above average revenue and earnings growth and to determine whether a company is of high quality, the Investment Manager generally looks to the company's record of earnings growth, as well as to a company's current ratio of debt to capital and the quality of its management. In addition, the Directors voted to (i) increase the fund's 20% limit on investments in foreign securities to 25% of

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

the Fund's total assets, of which 15% may be invested in emerging markets; (ii) expand the types of permitted investments for temporary defensive measures to include short-term debt instruments, government securities, cash or cash equivalents (currently only investment grade debt securities); (iii) remove the 10% limitation on investments in mortgage and hybrid REITs; and (iv) remove the restriction that REIT investments will have a market cap greater than $100 million.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Investment Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Investment Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on March 17-18, 2009, the Investment Management Agreement was discussed and was unanimously continued for a one-year term by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Manager; and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager dedicates to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

the Fund, has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract quality and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed the medians of the Peer Funds for the one-, three- and five-year periods ended December 31, 2008. The Board of Directors also noted that the Fund underperformed its benchmark for the same periods. The Board of Directors engaged in discussions with the Investment Manager regarding the Fund's most recent absolute and relative performance, which was hampered by extreme market volatility during 2008 as a result of the recession and credit crisis, and by leverage. The Board of Directors also considered supplemental performance data provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios at managed and common asset levels compared to the medians of the Peer Funds, ranking the Fund in the first or third quintiles across most categories. The Board of Directors also noted that the Investment Manager continues to waive a portion of its management fee for the next three years. The Board of Directors noted that the Fund pays an affiliated administration fee of 0.02% of the average daily managed assets to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure is competitive in the peer group.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager from its administrative relationship with the Fund, but noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

that the profits realized by the Investment Manager from its administrative relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment managers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Investment Management Agreement to those under other investment management contracts of other investment managers managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to the Investment Manager's other fund management agreements, as well as the profitability under the Management Agreement to the Investment Manager's other management contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Investment Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Investment Management Agreement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RQI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

QUALITY INCOME REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2009

RQISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:	/s/ Adam M. Derechin

     Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

     Name:   Adam M. Derechin

Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer
(principal financial officer)

Date: August 28, 2009